UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2016

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On July 27, 2016, OM Asset Management plc (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) relating to the issuance and sale of $125 million aggregate principal amount of the Company’s 5.125% Notes due 2031 (the “Notes”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule A thereto. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On August 1, 2016, the Company completed the closing of the issuance and sale of the Notes.

The Notes were issued pursuant to an indenture, dated as of July 25, 2016 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of August 1, 2016 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company, Wilmington Trust, National Association, as trustee, and Citibank, N.A. as securities administrator and paying agent.

The Notes have been registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration No. 333-207781) which became effective December 3, 2015.

Copies of the Base Indenture, the Supplemental Indenture and form of Note are filed hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are each incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated July 27, 2016, by and among OM Asset Management plc, as Issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein

4.1
Base Indenture, dated as of July 25, 2016, among OM Asset Management plc, as Issuer, Wilmington Trust, National Association, as Trustee, and Citibank, N.A. as Securities Administrator (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed July 25, 2016 and incorporated herein by reference)

4.2	Second Supplemental Indenture, dated as of August 1, 2016, among OM Asset Management plc, as Issuer, Wilmington Trust, National Association, as Trustee, and Citibank, N.A. as Securities Administrator
4.3	Form of 5.125% Note due 2031 (included in the Supplemental Indenture filed as Exhibit 4.2)
5.1	Opinion of Morgan, Lewis & Bockius LLP
5.2	Opinion of Morgan, Lewis & Bockius (UK) LLP
12.1	Statement Regarding Computation of Ratios of Earnings to Fixed Charges (filed as Exhibit 12.1 to the Company's Current Report on Form 8-K, filed July 29, 2016 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	August 1, 2016	OM ASSET MANAGEMENT PLC

		By:	/s/ STEPHEN H. BELGRAD
		Name:	Stephen H. Belgrad
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated July 27, 2016, by and among OM Asset Management plc, as Issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein

4.1
Base Indenture, dated as of July 25, 2016, among OM Asset Management plc, as Issuer, Wilmington Trust, National Association, as Trustee, and Citibank, N.A. as Securities Administrator (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed July 25, 2016 and incorporated herein by reference)

4.2	Second Supplemental Indenture, dated as of August 1, 2016, among OM Asset Management plc, as Issuer, Wilmington Trust, National Association, as Trustee, and Citibank, N.A. as Securities Administrator
4.3	Form of 5.125% Note due 2031 (included in the Supplemental Indenture filed as Exhibit 4.2)
5.1	Opinion of Morgan, Lewis & Bockius LLP
5.2	Opinion of Morgan, Lewis & Bockius (UK) LLP
12.1	Statement Regarding Computation of Ratios of Earnings to Fixed Charges (filed as Exhibit 12.1 to the Company's Current Report on Form 8-K, filed July 29, 2016 and incorporated herein by reference)